NEW YORK LIFE INVESTMENTS ETF TRUST

NYLI Healthy Hearts ETF

(the “Fund”)

Supplement dated June 26, 2025 (“Supplement”)
to the Fund’s Summary Prospectus, Prospectus, and Statement of Additional Information,
each dated August 28, 2024

Notice of Liquidation of the Fund

The Board of Trustees of New York Life Investments ETF Trust (the “Trust”) has approved the liquidation and dissolution of the Fund on or about August 26, 2025 (the “Liquidation Date”). In connection with the liquidation and dissolution of the Fund, the Fund may depart from its stated investment objective as it winds up its operations and liquidates its assets.

August 19, 2025, is expected to be the last day shares of the Fund will be traded on the national securities exchange identified in the Fund’s Prospectus (the “Exchange”), and the last day that the shares of the Fund will trade in the secondary market at market prices. Shareholders may sell their shares prior to the market close on August 19, 2025, and may incur customary transaction fees from their broker-dealer. After market close on August 19, 2025, shareholders will not be able to transact in Fund shares in the secondary market at market prices. Shareholders should be aware that after August 19, 2025, the Fund will no longer engage in any business activities, except for the purposes of selling and converting into cash all of the assets of the Fund. During this period, the Fund may hold cash and securities that may not be consistent with the Fund’s investment objective and principal investment strategy. The Fund may incur higher tracking error than is typical for the Fund. After the close of business on August 19, 2025, the Fund will no longer accept creation or redemption orders from Authorized Participants (as defined in the Fund’s Prospectus and Statement of Additional Information).

On the Liquidation Date, a distribution will be made to any remaining Fund shareholders of record consisting of cash equal to the net asset value of their shares as of that date after the Fund has paid or provided for all of its charges, taxes, expenses and liabilities (the “Liquidating Distribution”). Such Liquidating Distribution received by a shareholder of record may be in an amount that is greater or less than the amount a shareholder might receive if they sell their shares prior to market close on August 19, 2025. Additionally, the Fund must declare and distribute to shareholders any realized capital gains and all net investment income. These dates discussed above may be changed without notice at the discretion of the Trust’s officers.

For shareholders holding shares in a non-tax advantaged account, the automatic redemption of shares of the Fund on the Liquidation Date will generally be treated as a sale that may result in a gain or loss for federal income tax purposes. In addition, shareholders who hold shares of the Fund may receive a final distribution of net income and capital gains earned by the Fund and not previously distributed prior to liquidation. Shareholders should consult their tax advisers regarding the tax treatment of the liquidation.

If you have any questions or would like additional information, including information about other New York Life Investments ETFs, please call (888) 474-7725 or visit newyorklifeinvestments.com/etf.

Investors Should Retain This Supplement for Future Reference

REG-00056-06/25